Exhibit 10.1

EXECUTION VERSION

INCREMENTAL AMENDMENT

January 31, 2013

To:	Bank of America, N.A.,

as Administrative Agent under the Credit Agreement referred to below

Reference is hereby made to the Credit Agreement, dated as of June 29, 2007, as amended as of June 4, 2012 (as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among VWR Funding Inc. (“VWR” or the “Parent Borrower”), each of the Foreign Subsidiary Borrowers from time to time party thereto (together with the Parent Borrower, the “Borrowers” and each, a “Borrower”), the lenders party thereto from time to time (the “Lenders”), BANK OF AMERICA, N.A., as Administrative Agent and Collateral Agent (in such capacity and together with its successors and permitted assigns, the “Administrative Agent”), Bank of America, N.A., Goldman Sachs Credit Partners L.P. and J.P. Morgan Securities Inc., as Arrangers for the Credit Facilities, JPMorgan Chase Bank, N.A. and Deutsche Bank Securities, Inc., as co-documentation agents, and Goldman Sachs Credit Partners L.P., as syndication agent.

This notice is an Incremental Amendment referred to in Section 2.24 of the Credit Agreement. Effective as of the Incremental Amendment Effective Date, the Parent Borrower, the Administrative Agent and each of the Lenders and Additional Lenders signatory hereto each hereby agree as follows:

ARTICLE ONE

DEFINED TERMS

Terms defined in the Credit Agreement are used herein as defined therein. (a) In addition, the following terms have the meanings specified below and are hereby added to Section 1.01 of the Credit Agreement in correct alphabetical order:

“Dollar Term B-1 Lender “: each Lender with a Dollar Term B-1 Loan Commitment or an outstanding Dollar Term B-1 Loan.

“Dollar Term B-1 Loan”: as defined in clause (a) of Article 2 of the Incremental Amendment No. 1. The Dollar Term B-1 Loans shall be a “Class” of Incremental Term Loans for purposes of the Credit Agreement.

“Dollar Term B-1 Loan Commitment”: as to any Dollar Term B-1 Lender, the commitment of such Lender to make Dollar Term B-1 Loans in an aggregate principal amount not to exceed, as applicable, the amount set forth opposite such Lender’s name under the heading “Dollar Term B-1 Loan Commitment” on Schedule I or in the Assignment and Acceptance pursuant to which such Lender assumed its Dollar Term B-1 Loan Commitment or Dollar Term B-1 Loans, as applicable, as the same may be (a) reduced from time to time pursuant to Section 2.09 of the Credit Agreement and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04 of the Credit Agreement.

“Euro Term B-1 Lender “: each Lender with a Euro Term B-1 Loan Commitment or an outstanding Euro Term B-1 Loan.

“Euro Term B-1 Loan”: as defined in clause (a) of Article 2 of the Incremental Amendment No. 1. The Euro Term B-1 Loans shall be a “Class” of Incremental Term Loans for purposes of the Credit Agreement.

“Euro Term B-1 Loan Commitment”: as to any Euro Term B-1 Lender, the commitment of such Lender to make Euro Term B-1 Loans in an aggregate principal amount not to exceed, as applicable, the amount set forth opposite such Lender’s name under the heading “Euro Term B-1 Loan Commitment” on Schedule II or in the Assignment and Acceptance pursuant to which such Lender assumed its Dollar Term B-1 Loan Commitment or Dollar Term B-1 Loans, as applicable, as the same may be (a) reduced from time to time pursuant to Section 2.09 of the Credit Agreement and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04 of the Credit Agreement.

“Incremental Amendment Effective Date”: the date on which the conditions specified in Article 4 of the Incremental Amendment No. 1 are satisfied or waived.

“Incremental Amendment No. 1”: the Incremental Amendment, dated as of January 31, 2013, by and among the Parent Borrower, certain Lenders party thereto and the Administrative Agent.

“Term B-1 Lenders”: the Dollar Term B-1 Lenders and the Euro Term B-1 Lenders.

“Term B-1 Loans”: the aggregate amount of the Dollar Term B-1 Loans and the Euro Term B-1 Loans.

(b) The following terms set forth in the Credit Agreement are amended and restated in their entirety as follows:

“Class,” when used in reference to any Loan or Borrowing, shall refer to whether such Loan, or the Loans comprising such Borrowing, are Non-Extended Revolving Loans, Non-Extended Dollar Term Loans, Non-Extended Euro Term Loans, Extended Revolving Loans, Extended Dollar Term Loans, Extended Euro Term Loans, Dollar Term B-1 Loans, Euro Term B-1 Loans, any Class of Post Amendment 1 Extended Revolving Loans designated pursuant to Section 2.25, any Class of Post Amendment 1 Extended Term Loans designated pursuant to Section 2.25, Incremental Term Loans or Swingline Loans, and, when used in reference to any Commitment, refers to whether such Commitment is a Non-Extended Revolving Credit Commitment, Extended Revolving Credit Commitment (including a Revolving Commitment Increase), Dollar Term Loan Commitment, Euro Term Loan Commitment or Swingline Commitment.

“Dollar Term Loan” shall mean (a) the dollar term loans made by the Lenders to the Parent Borrower pursuant to Section 2.01(a), (b) any Extended Dollar Term Loans and (c) any dollar Incremental Term Loans (including Dollar Term B-1 Loans). For the avoidance of doubt, in no event shall any Incremental Term Loans be designated (or constitute) as Non-Extended Dollar Term Loans.

“Euro Term Loan” shall mean (a) the euro term loans made by the Lenders to the Parent Borrower pursuant to Section 2.01(b), (b) any Extended Euro Term Loans and (c) any euro Incremental Term Loans (including Euro Term B-1 Loans). For the avoidance of doubt, in no event shall any Incremental Term Loans be designated (or constitute) as Non-Extended Euro Term Loans.

(c) Schedule 2.01 of the Credit Agreement is amended and restated in its entirety to read as set forth on Schedule 2.01 to the Incremental Amendment No. 1.

ARTICLE TWO

INCREMENTAL TERM LOANS

The terms of the Dollar Term B-1 Loans and the Euro Term B-1 Loans established pursuant to this Incremental Amendment No. 1 shall be identical to the terms of the Extended Dollar Term Loans and the Extended Euro Term Loans, respectively, outstanding immediately prior to the effectiveness of this Incremental Amendment No. 1, subject to the following additional or modified terms or as otherwise provided herein:

(a) Procedures for Borrowing Term B-1 Loans. Subject to the terms and conditions hereof and in the Credit Agreement, each Dollar Term B-1 Lender severally agrees to make a loan (a “Dollar Term B-1 Loan”) on the Incremental Amendment Effective Date in an amount equal to its Dollar Term B-1 Loan Commitment. Subject to the terms and conditions hereof and in the Credit Agreement, each Euro Term B-1 Lender severally agrees to make a loan (a “Euro Term B-1 Loan”) on the Incremental Amendment Effective Date in an amount equal to its Euro Term B-1 Loan Commitment. The Dollar Term B-1 Loans and the Euro Term B-1 Loans shall initially be the Type of Loan specified in the Notice of Borrowing delivered pursuant to clause (b) of Article Four below until otherwise converted or continued in accordance with the Credit Agreement.

(b) Amortization.

(i) The Parent Borrower shall repay to the Administrative Agent in dollars for the ratable account of the Dollar Term B-1 Lenders on the dates and in the amounts set forth below:

Date	Amount
03/28/13	$879,305.70
06/28/13	$879,305.70
9/30/13	$879,305.70
12/31/13	$879,305.70

Date	Amount
03/31/14	$879,305.70
06/30/14	$879,305.70
9/30/14	$879,305.70
12/31/14	$879,305.70
03/31/15	$879,305.70
06/30/15	$879,305.70
9/30/15	$879,305.70
12/31/15	$879,305.70
03/31/16	$879,305.70
Extended Term Loan Maturity Date	$340,291,307.61

(ii) The Parent Borrower shall repay to the Administrative Agent in euros for the ratable account of the Euro Term B-1 Lenders on the dates and in the amounts set forth below:

Date	Amount
03/28/13	€253,816.35
06/28/13	€253,816.35
9/30/13	€253,816.35
12/31/13	€253,816.35
03/31/14	€253,816.35
06/30/14	€253,816.35
9/30/14	€253,816.35
12/31/14	€253,816.35
03/31/15	€253,816.35
06/30/15	€253,816.35
9/30/15	€253,816.35
12/31/15	€253,816.35
03/31/16	€253,816.35
Extended Term Loan Maturity Date	€98,226,925.69

(iii) All Dollar Term B-1 Loans and all Euro Term B-1 Loans shall be due and payable on the Extended Term Loan Maturity Date, in each case, together with accrued and unpaid interest on the principal amount to be paid to but excluding the date of payment.

(c) Applicable Percentage. The Applicable Percentage with respect to: (i) any Dollar Term B-1 Loan that is (x) an ABR Loan is 3.00% and (y) a Eurodollar Loan is 4.00%; and (ii) with respect to any Euro Term B-1 Loan is 4.25%.

(d) Designation. The Dollar Term B-1 Loans and Euro Term B-1 Loans shall constitute Incremental Term Loans.

(e) Participation in Mandatory Prepayments. The Dollar Term B-1 Loans and Euro Term B-1 Loans shall participate to the fullest extent permitted by Section 2.13 in any prepayment from amounts required to be applied to a prepay Term Loans pursuant to Section 2.13 of the Credit Agreement.

(f) Participations in Voluntary Prepayments. Optional prepayment of Dollar Term B-1 Loans and the Euro Term B-1 Loans shall be applied against the remaining scheduled installments of principal due in respect of the Dollar Term B-1 Loans and the Euro Term B-1 Loans under Article 2(b) of the Incremental Amendment No. 1 in the manner specified by the Parent Borrower or, if not so specified on or prior to the date of such optional prepayment in direct order of maturity. Optional prepayment may be applied on a non-pro rata basis in accordance with Sections 2.12(b) and (c), as applicable.

(g) Assignment and Participation of Term B-1 Loans. The Dollar Term B-1 Loans and Euro Term B-1 Loans shall be subject to the assignment and participation provisions applicable to Term Loans under Section 9.04 of the Credit Agreement.

(h) Soft-Call Protection. The following provision shall become effective on the date approved by the Required Lenders:

Notwithstanding anything to the contrary contained in the Credit Agreement, in the event that, on or prior to the first anniversary of the Incremental Amendment Effective Date, the Parent Borrower (x) makes any prepayment of any Class of Term B-1 Loans in connection with any Repricing Transaction with respect to such Term B-1 Loans or (y) effects any amendment of the Credit Agreement resulting in a Repricing Transaction with respect to any Class of Term B-1 Loans, the Borrower shall pay to the Administrative Agent, for the ratable account of each applicable Term B-1 Lender, (I) in the case of clause (x), a prepayment premium of 1% of the aggregate principal amount of the Term B-1 Loans being prepaid and (II) in the case of clause (y), a payment equal to 1% of the aggregate principal amount of such Class of Term B-1 Loans outstanding immediately prior to such amendment. For purposes of the foregoing:

“Repricing Transaction” shall mean with respect to any Class of Term B-1 Loans, the prepayment or refinancing of all or a portion of such Term B-1 Loans with the incurrence by any Loan Party of any long-term financing incurred for the primary purpose of repaying, refinancing, substituting or replacing such Term B-1 Loans at an effective interest cost or weighted average yield (as determined by the Administrative Agent consistent with generally accepted financial practice and, in any event, excluding any arrangement, structuring, syndication or commitment fees in connection therewith) that is less than the interest rate for or weighted average yield (as determined by the Administrative Agent on the same basis) of such Term B-1 Loans, including without limitation, as may be effected through any amendment to the Credit Agreement relating to the interest rate for, or weighted average yield of, such Term B-1 Loans but excluding any Indebtedness incurred in connection with a Change of Control.

ARTICLE THREE

REPRESENTATION AND WARRANTIES; NO DEFAULTS

(a) Each Loan Party represents and warrants to the Administrative Agent and each of the Lenders party hereto that (i) the representations and warranties set forth in Article III of the Credit Agreement and in each other Loan Document shall be true and correct in all material respects on and as of the Incremental Amendment Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date and (ii) no Default or Event of Default shall have occurred and be continuing on the date hereof or immediately after giving effect to the Dollar Term B-1 Loans, the Dollar Term B-1 Loan Commitments, the Euro Term B-1 Loans and the Euro Term B-1 Loan Commitments.

(b) Each Borrower represents and warrants that as of the Incremental Effective Date the property set forth on Schedule I hereof is the only Mortgaged Property and the Mortgage with respect thereto is the only Mortgage required to be granted pursuant to Sections 5.09 and 5.10 of the Credit Agreement.

ARTICLE FOUR

CONDITIONS TO EFFECTIVENESS

The effectiveness of this Incremental Amendment No. 1 on the Incremental Amendment Effective Date is subject to satisfaction (or waiver) of the following conditions precedent:

(a) Counterparts of Agreement. The Administrative Agent shall have received duly executed and delivered counterparts (or written evidence thereof reasonably satisfactory to the Administrative Agent, which may include telecopy transmission of, as applicable, a signed signature page) of this Incremental Amendment No. 1 from (i) each Loan Party, (ii) each Dollar Term B-1 Lender listed on Schedule I and (iii) each Euro Term B-1 Lender listed on Schedule II.

(b) No Defaults. No Default or Event of Default shall have occurred and be continuing under the Credit Agreement.

(c) Representations and Warranties. The representations and warranties set forth in Article III of the Credit Agreement and in each other Loan Document shall be true and correct in all material respects on and as of the Amendment No. 1 Closing Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date.

(d) Borrowing Request. The Administrative Agent shall have received a duly completed Borrowing Request for the Dollar Term B-1 Loans and the Euro Term B-1 Loans to be borrowed on the Incremental Amendment Effective Date.

(e) Opinion of Counsel to Loan Parties. The Administrative Agent shall have received an opinion addressed to the Administrative Agent and the Lenders party to the Credit Agreement, dated the Incremental Amendment Effective Date, of Kirkland & Ellis LLP, counsel to the Loan Parties, covering such matters as the Administrative Agent may reasonably request.

(f) Financial Officer Certificate. The Administrative Agent shall have received a certificate, dated as of the Incremental Amendment Effective Date and signed by a Financial Officer of the Parent Borrower, certifying compliance with the conditions precedent set forth in this Article Four.

(g) Fees and Expenses. The Parent Borrower shall have paid, or concurrently with the effectiveness of this Incremental Amendment No. 1 shall pay, to the Administrative Agent (i) for the account of the arranger of the Dollar Term B-1 Loans and the Euro Term B-1 Loans for its account, such fees as have been separately agreed among such arrangers and the Parent Borrower, and (ii) to the extent invoiced, the reasonable documented out-of-pocket expenses of such Administrative Agent in connection with this Agreement (in the case of legal counsel, limited to reasonable documented out-of-pocket fees and expenses of one primary counsel).

ARTICLE FIVE

COVENANT

(a) Post-Effectiveness Covenant. Within 60 days after the Incremental Amendment Effective Date (or such longer period as the Collateral Agent may agree in its sole discretion), with respect to the existing Mortgage, the applicable Loan Parties shall deliver such documentation with respect to the Mortgaged Property, in each case in form and substance reasonably acceptable to the Collateral Agent, as shall confirm the enforceability, validity and perfection of the lien in favor of the Secured Parties, including, without limitation:

(i) an amendment to the existing Mortgage (the “Mortgage Amendment”) duly executed and acknowledged by the applicable Loan Party, and in form for recording in the recording office where such Mortgage was recorded, together with such certificates, affidavits, questionnaires or returns as shall be required in connection with the recording or filing thereof under applicable law, in each case in form and substance reasonably satisfactory to the Collateral Agent;

(ii) a favorable opinion, addressed to the Administrative Agent, the Collateral Agent and the Secured Parties party to the Credit Agreement covering, among other things, the due authorization, execution, delivery and enforceability of the Mortgage as amended by the Mortgage Amendment (provided, however, the due authorization, execution and delivery opinions shall only apply to the Mortgage Amendment), and shall otherwise be in form and substance reasonably satisfactory to the Collateral Agent;

(iii) a date down endorsement to the existing Title Policy, which shall be in form and substance reasonably satisfactory to the Collateral Agent and reasonably assures the Collateral Agent as of the date of such endorsement that the Mortgaged Property subject to the lien of such Mortgage is free and clear of all defects and encumbrances except those Liens permitted under such Mortgage; provided, however, that the existing endorsements to the existing Title Policy shall not be required to be brought forward;

(iv) such affidavits, certificates, information and instruments of indemnification as shall be required to induce the title insurance company to issue the endorsement to the Title Policy contemplated in this Article 5 and evidence of payment of all applicable title insurance premiums, search and examination charges, mortgage recording taxes and related charges required for the issuance of the endorsement to the Title Policy contemplated in this Article 5; and

(v) evidence of payment by the Parent Borrower of all search and examination charges escrow charges and related charges, mortgage recording taxes, fees, charges, costs and expenses required for the recording of the Mortgage Amendment referred to above.

ARTICLE SIX

MISCELLANEOUS

(a) Expenses. To the extent contemplated by Section 9.05 of the Credit Agreement, the Parent Borrower agrees to reimburse the Administrative Agent and each other Agent for its reasonable and documented out of pocket expenses in connection with this Incremental Amendment No. 1 and the transactions contemplated hereby, including the reasonable and documented out-of-pocket fees, charges and disbursements of Cahill Gordon & Reindel llp, counsel for the Administrative Agent.

(b) Effect of Incremental Amendment No. 1. Except as expressly set forth herein, this Incremental Amendment No. 1 shall not by implication or otherwise limit, impair, constitute an amendment of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of either such agreement or any other Loan Document. Each and every term, condition, obligation, covenant and agreement contained in the Credit Agreement or any other Loan Document is hereby ratified and re-affirmed in all respects and shall continue in full force and effect. Each Loan Party reaffirms its obligations under the Loan Documents to which it is party and the validity of the Liens granted by it pursuant to the Collateral Documents. From and after the Incremental Amendment Effective Date, all references to the Credit Agreement in any Loan Document shall, unless expressly provided otherwise, refer to the Credit Agreement as supplemented by this Incremental Amendment No. 1.

(c) Counterparts; Integration; Effectiveness. This Incremental Amendment No. 1 may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Incremental Amendment shall become effective when this Incremental Amendment No. 1 shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof and thereof which, when taken together, bear the signatures of each of the other parties hereto and thereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Incremental Amendment No. 1 by telecopy shall be effective as delivery of a manually executed counterpart of this Incremental Amendment No. 1.

(d) The Administrative Agent and the Parent Borrower hereby agree that all amendments set forth herein are, in the reasonable opinion of the Administrative Agent and the Parent Borrower, necessary or appropriate to effectuate the provisions of Section 2.24 of the Credit Agreement.

(e) Reaffirmation. Each Loan Party hereby expressly acknowledges the terms of this Incremental Amendment No. 1 and reaffirms, as of the date hereof, (i) the covenants and agreements contained in each Loan Document to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Incremental No. 1 Amendment and the transactions contemplated hereby and (ii) its guarantee of the Obligations (including without limitation the Extended Term Loans, the Term B-1 Loans and Obligations in respect of the Extended Revolving Credit Commitments) under each Guarantee, as applicable, and its grant of Liens on the Collateral to secure the Obligations (including without limitation the Extended Term Loans, the Term B-1 Loans and Obligations in respect of the Extended Revolving Credit Commitments) pursuant to the Security Documents.

(f) Governing Law. This Incremental Amendment No. 1 and the rights and obligations of the parties under this Incremental Amendment No. 1 shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

(g) Headings. Article and Section headings used herein are for convenience of reference only, are not part of this Incremental Amendment No. 1 and shall not affect the construction of, or be taken into consideration in interpreting, this Incremental Amendment No. 1.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

VWR FUNDING, INC.

By:	/s/ James M. Kalinovich
Name: James M. Kalinovich
Title: Vice President

[Signature Page to Incremental Amendment]

By its signature below, the undersigned hereby consents to the foregoing Incremental Amendment No. 1 and hereby confirms that all of its obligations under each Security Document (as defined in the Credit Agreement) shall continue unchanged and in full force and effect for the benefit of the Agents and the Lenders with respect to the Credit Agreement as amended by said Incremental Amendment No. 1.

VWR INTERNATIONAL, LLC,
as a Guarantor

By:	/s/ James M. Kalinovich
Name:	James M. Kalinovich
Title:	Vice President

VWR MANAGEMENT SERVICES, LLC, as a Guarantor

By:	VWR International, LLC
Its:	Sole Member

By:	/s/ James M. Kalinovich
Name:	James M. Kalinovich
Title:	Vice President

VWR , INC., as a Guarantor

By:	/s/ James M. Kalinovich
Name:	James M. Kalinovich
Title:	Vice President

VWR EDUCATION, LLC, as a Guarantor

By:	/s/ James M. Kalinovich
Name:	James M. Kalinovich
Title:	Vice President

[Signature Page to Incremental Amendment]

AMRESCO, LLC,
as a Guarantor

By:	/s/ James M. Kalinovich
Name:	James M. Kalinovich
Title:	Vice President

BIOEXPRESS, LLC, as a Guarantor

By:	/s/ James M. Kalinovich
Name:	James M. Kalinovich
Title:	Vice President

ANACHEMIA MINING, LLC, as a Guarantor

By:	/s/ James M. Kalinovich
Name:	James M. Kalinovich
Title:	Vice President

ANACHEMIA CHEMICALS, LLC, as a Guarantor

By:	/s/ James M. Kalinovich
Name:	James M. Kalinovich
Title:	Vice President

SOVEREIGN SCIENTIFIC, LLC, as a Guarantor

By:	/s/ James M. Kalinovich
Name:	James M. Kalinovich
Title:	Vice President

[Signature Page to Incremental Amendment]

VWR INVESTORS, INC,
as a Guarantor

By:	/s/ James M. Kalinovich
Name:	James M. Kalinovich
Title:	Vice President

[Signature Page to Incremental Amendment]

Citibank, N.A., as a Dollar Term B-1 Lender

By:	/s/ Michael Zicari
Name:	Michael Zicari
Title:	Vice President

[Signature Page to Incremental Amendment]

Citibank, N.A., as a Euro Term B-1 Lender

By:	/s/ Michael Zicari
Name:	Michael Zicari
Title:	Vice President

[Signature Page to Incremental Amendment]

ACKNOWLEDGED AND ACCEPTED:

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Robert Rittelmeyer
Name:	Robert Rittelmeyer
Title:	Vice President

[Signature Page to Incremental Amendment]

Schedule I

Dollar Term B-1 Loan Commitments

on Incremental Amendment No. 1 Effective Date

Dollar Term B-1 Lender	Dollar Term B-1 Loan Commitment
Citibank, N.A.	351,722,281.77
Total	$351,722,281.77

Schedule I-1

Schedule II

Euro Term B-1 Loan Commitments

on Incremental Amendment No. 1 Effective Date

Euro Term B-1 Lender	Euro Term B-1 Loan Commitment
Citibank, N.A.	101,526,538.18
Total	€101,526,538.18

Schedule II-1

Schedule III

Subsidiary Guarantors

VWR INTERNATIONAL, LLC, a Delaware limited liability company

VWR MANAGEMENT SERVICES LLC, a Delaware limited liability company

VWR, INC., a Delaware corporation

VWR EDUCATION, LLC, a Delaware limited liability company

AMRESCO, LLC, an Ohio limited liability company

BIOEXPRESS, LLC, a Utah limited liability company

ANACHEMIA MINING, LLC, a Delaware limited liability company

ANACHEMIA CHEMICALS, LLC, a New York limited liability company

SOVEREIGN SCIENTIFIC, LLC, a Florida limited liability company

VWR INVESTORS, INC., a Delaware corporation

Annex A-1